                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Glossary of Terms................................  6
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Dividend Reinvestment Plan....................... 23

VIT SAR 8/98

                             LETTER TO SHAREHOLDERS




July 23, 1998

Dear Shareholder,
    Recently, we decided to
consolidate all Van Kampen American
Capital mutual funds under the single
name of Van Kampen Funds. This move
accompanies the change in the legal                     [PHOTO]
name of our firm to Van Kampen Funds
Inc. Consequently, your Trust's name
will be changing to Van Kampen High
Income Trust on August 28. You can be
assured that the change in your           DENNIS J. MCDONNELL AND DON G. POWELL
Trust's name will not affect its
management or daily operations, and your Trust will continue to trade under its current ticker symbol. If you have any questions regarding your Trust or our new name, please contact your financial adviser.

ECONOMIC REVIEW
    The economy staged an impressive performance during the first half of the year. Growth surged despite a sharp drop in exports to Asia, unemployment sank to a 28-year low, and consumer confidence jumped to its highest level since 1969. Even Alan Greenspan, chairman of the Federal Reserve Board, has sung the economy's praises.
    During the first quarter, economic growth surged at a 5.4 percent annualized rate--its highest quarterly rate in almost two years. At the same time, consumer prices rose 2.5 percent on an annual basis. Inflation was tempered by lower oil prices, a pending budget surplus, and a strong dollar, which reduced import prices and limited price hikes of competing U.S. goods.
    Comforted by the moderate inflation rate and concerned about Asia's financial future, the Fed refrained from raising interest rates during the reporting period. The Asian crisis, otherwise, had a limited impact on the U.S. economy. Heavy consumer spending and a large inventory buildup by manufacturers overcame the drop in exports to the region.

MARKET OVERVIEW
    U.S. bonds rallied during the reporting period against this backdrop of steady Fed policy, economic crisis in Asia, and restrained price pressures. The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 5.92 percent on December 31, 1997, to 5.63 percent six months later. The yield had dropped to a record 5.58 percent in June amid heavy buying by investors seeking a safe haven from the Asian tumult.
    Earlier in the reporting period, however, foreign sales of Treasury securities moved bond yields higher and bond prices lower. Fears of a Fed rate hike alternating with disappointment about the lack of a rate cut added to the volatility. The 30-year Treasury

                                                           Continued on page two
bond yield periodically jumped above the pivotal 6 percent level, after initially dropping below it in December. By mid-May, bond yields resumed their decline and the rally gained momentum.
    High-yield bonds outperformed Treasuries during the first quarter but underperformed in the second. Early in the year, investors aggressively bought shares of high-yield bond funds, seeking the additional income that these securities provide. The vibrant economy and strong stock market convinced them that most issuing companies probably would not have a problem servicing their debt.
    As Asia's economic troubles worsened and the stock market rally faltered during the second quarter, investors preferred the safety of Treasury bonds over the extra income of high-yield bonds. The demand for high-yield bonds eased, and the heavy supply of new issues triggered an increase in their risk premium over Treasury bonds.
    The average yield of high-yield bonds dropped from 8.94 percent on December 31, 1997, to 8.70 percent on June 30, 1998, according to the KDP Investment Advisors Index. The yield on 10-year Treasury bonds, the benchmark against which high-yield bonds are measured, fell from 5.74 percent to 5.45 percent. As a result, the yield spread between high-yield bonds and 10-year Treasuries widened slightly, indicating investors' preference for Treasury securities. In the first quarter, when high-yield bonds outperformed Treasuries, the spread had narrowed.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of February 29, 1996


BB........................  30.5%
B.........................  66.4%
CCC.......................   0.7%
Non-Rated.................   2.4%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of noninvestment-grade corporate bonds, which tend to pay higher yields than investment-grade securities but are less creditworthy. In order to help reduce the credit risk of the portfolio, we emphasized higher-quality noninvestment-grade bonds rated B or above.
    Market yields declined during the reporting period, and most of our acquisitions were designed to offset portfolio changes caused by shifts in market conditions. Due to the drop in interest rates, for example, several bonds in the portfolio were called, including many

                                                         Continued on page three
investment-grade securities. As a result, the number of bonds in the portfolio rated BBB or higher declined. Much of the proceeds from calls were kept in cash during the spread expansion in the second quarter. We used that cash to purchase more bonds as favorable opportunities arose. Fallout from the Asian crisis or a decline in the stock market, for example, could cause high-yield bond prices to drop, making additional purchases more affordable. We don't expect the Asian crisis to affect the Trust negatively, because its exposure to Asian companies is minimal.
    Our purchases during the reporting period emphasized intermediate-term bonds in order to enhance the call protection of the Trust and extend its duration. As of June 30, 1998, less than 30 percent of the portfolio was priced to calls before the year 2000, compared with almost 50 percent of the Trust six months earlier. The average duration of the Trust, which is a measure of its sensitivity to changing interest rates, was 3.5 years as of June 30, 1998, compared with 4.53 years for the Lehman Brothers High Yield Bond Index. Our purchases also enhanced the sector diversification of the Trust in order to limit its credit risk. As of June 30, 1998, the largest sector concentration was
15.1 percent in telecommunications.

TOP FIVE PORTFOLIO INDUSTRY SECTORS*

AS OF JUNE 30, 1998

Telecommunications................................. 15.1%
Printing, Publishing, and Broadcasting............. 10.2%
Oil and Gas........................................  8.9%
Hotel, Motel, Inns, and Gaming.....................  8.1%
Health Care........................................  4.5%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the six-month period ended June 30, 1998, the Trust generated a total return of -0.45 percent(1). This reflects a decrease in market price per common share from $7.375 on December 31, 1997, to $7.000 on June 30, 1998, plus reinvestment of dividends that totaled $.351 per common share. Based on the monthly dividend of $.0585 per share and the closing common stock price on June 30, 1998, the Trust generated a distribution rate of 10.03 percent(3). Please refer to the chart on page five for additional performance numbers.

                                                          Continued on page four

SIX-MONTH DIVIDEND HISTORY FOR
THE PERIOD ENDED JUNE 30, 1998

Distributions per Common Share

Jan 1998........................  $.0585
Feb 1998........................  $.0585
Mar 1998........................  $.0585
Apr 1998........................  $.0585
May 1998........................  $.0585
Jun 1998........................  $.0585

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK
    We expect economic growth in the second half of 1998 will slacken from its brisk first-quarter pace due to the Asian economic crisis, General Motors strike, and slowing inventory buildup by American industry. The bond market itself is suggesting a slowdown: the yield spread between short-term and long-term Treasury securities is almost flat, a configuration that typically indicates economic moderation.
    We believe there is little chance that the Fed will raise rates during the coming months unless price pressures build and the economic slowdown is short-lived. One indicator we will be watching closely is the consumer price index, because its growth rate has begun to accelerate. If inflation rises sharply and the Fed does decide to raise rates, Treasury yields will likely top
6.00 percent. Otherwise, yields are likely to remain within their recent range between 5.50 percent and 6.00 percent. We believe the Trust is well positioned for any future market volatility, due to its intermediate-term average maturity and emphasis on high-quality noninvestment-grade bonds.
    In the meantime, we will closely monitor market developments and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to maximizing dividend distribution to our investors and enhancing the total returns of the Trust. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                 VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST
                           (NYSE TICKER SYMBOL--VIT)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............   (0.45%)
Six-month total return based on NAV(2).....................    5.04%

 DISTRIBUTION RATE

Distribution rate as a % of closing common stock
  price(3).................................................   10.03%

 SHARE VALUATIONS

Net asset value............................................   $ 6.44
Closing common stock price.................................   $7.000
Six-month high common stock price (03/10/98)...............   $7.625
Six-month low common stock price (04/30/98)................   $6.875
Preferred share rate(4)....................................   5.475%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one percent change in the price of a bond for every one percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's net asset value, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond. For corporate bonds, short-term bonds usually mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                    Description                   Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------
         CORPORATE BONDS  92.0%
         AEROSPACE & DEFENSE  3.5%
$1,700   Dyncorp....................................      9.500%   03/01/07  $  1,751,000
 2,800   Sequa Corp.................................      9.625    10/15/99     2,891,000
   500   Sequa Corp.................................      9.375    12/15/03       522,500
                                                                             ------------
                                                                                5,164,500
                                                                             ------------
         AUTOMOBILE  2.7%
   400   Aetna Industries, Inc......................     11.875    10/01/06       434,000
 1,150   Collins & Aikman Products Co...............     11.500    04/15/06     1,285,125
   800   Insilco Corp...............................     10.250    08/15/07       840,000
   550   MCII Holdings, Inc. (a)....................  12.0/15.0    11/15/02       521,125
   400   Venture Holdings, Inc......................      9.750    04/01/04       403,000
   500   Venture Holdings, Inc......................      9.500    07/01/05       507,500
                                                                             ------------
                                                                                3,990,750
                                                                             ------------
         BUILDINGS & REAL ESTATE  3.1%
 3,050   American Standard, Inc.....................     10.875    05/15/99     3,172,000
   550   Kevco, Inc.................................     10.375    12/01/07       573,375
   825   Webb (Del E.), Inc.........................      9.375    05/01/09       818,813
                                                                             ------------
                                                                                4,564,188
                                                                             ------------
         CHEMICAL  4.1%
   975   Acetex Corp................................      9.750    10/01/03     1,004,250
   660   American Pacific Corp., 144A Private
         Placement (b)..............................      9.250    03/01/05       683,100
 2,404   ISP Holdings, Inc..........................      9.750    02/15/02     2,548,240
 1,850   Pioneer Americas Acquisition Corp..........      9.250    06/15/07     1,831,500
                                                                             ------------
                                                                                6,067,090
                                                                             ------------
         CONTAINERS, PACKAGING & GLASS  4.0%
 1,400   Fonda Group, Inc...........................      9.500    03/01/07     1,358,000
 1,310   Printpack, Inc.............................     10.625    08/15/06     1,186,500
 1,400   Radnor Holdings, Inc.......................     10.000    12/01/03     1,463,000
 1,350   S.D. Warren Co.............................     12.000    12/15/04     1,491,750
   325   Sweetheart Cup, Inc........................      9.625    09/01/00       323,375
                                                                             ------------
                                                                                5,822,625
                                                                             ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                    Description                   Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------
         CONTAINERS, PACKAGING & GLASS (CONTINUED)
         DIVERSIFIED/CONGLOMERATE
         MANUFACTURING  1.0%
$1,350   Communications & Power Industries, Inc.....     12.000%   08/01/05  $  1,518,750
                                                                             ------------
         ECOLOGICAL  0.6%
   600   Envirosource, Inc..........................      9.750    06/15/03       606,000
   200   Norcal Waste Systems, Inc..................     13.000    11/15/05       232,500
                                                                             ------------
                                                                                  838,500
                                                                             ------------
         ELECTRONICS  1.2%
   550   Advanced Micro Devices, Inc. (c)...........     11.000    08/01/03       585,750
 1,100   Decisionone Corp...........................      9.750    08/01/07     1,061,500
   200   Decisionone Corp. (Including 200 common
         stock warrants) (a)........................   0/11.500    08/01/08       120,500
                                                                             ------------
                                                                                1,767,750
                                                                             ------------
         FINANCE  3.0%
 1,750   Americredit Corp...........................      9.250    02/01/04     1,785,000
 1,200   Contifinancial Corp........................      8.375    08/15/03     1,233,000
 1,250   Trizec Finance.............................     10.875    10/15/05     1,406,250
                                                                             ------------
                                                                                4,424,250
                                                                             ------------

         GROCERY  4.1%
 1,250   Fleming Cos., Inc..........................     10.500    12/01/04     1,296,875
   300   Fleming Cos., Inc..........................     10.625    07/31/07       313,500
 1,400   Jitney Jungle Stores America, Inc..........     12.000    03/01/06     1,582,000
   857   Pantry, Inc................................     12.500    11/15/00       929,845
 1,200   Pantry, Inc................................     10.250    10/15/07     1,221,000
   565   Shoppers Food Warehouse, Inc...............      9.750    06/15/04       624,325
                                                                             ------------
                                                                                5,967,545
                                                                             ------------
         HEALTHCARE  4.3%
   650   Fisher Scientific International, Inc.......      7.125    12/15/05       601,250
 1,500   Fresenius Medical Care Capital Trust.......      9.000    12/01/06     1,552,500
   275   Imagyn Medical Technologies, Inc...........     12.500    04/01/04       110,000
   650   Paragon Health Network, Inc................      9.500    11/01/07       663,000
 1,950   Sun Healthcare Group, Inc., 144A Private
         Placement (b)..............................      9.500    07/01/07     1,993,875
 1,300   Tenet Healthcare Corp......................      8.625    12/01/03     1,371,500
                                                                             ------------
                                                                                6,292,125
                                                                             ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                    Description                   Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------
         HOTEL, MOTEL, INNS & GAMING  7.6%
$1,800   Argosy Gaming Co...........................     13.250%   06/01/04  $  2,025,000
   300   Booth Creek Ski Holdings...................     12.500    03/15/07       326,250
    50   Booth Creek Ski Holdings, 144A Private
         Placement (b)..............................     12.500    03/15/07        54,375
   848   Boyd Gaming Corp...........................      9.250    10/01/03       879,800
 1,130   Casino America.............................     12.500    08/01/03     1,276,900
   825   Casino Magic Louisiana.....................     13.000    08/15/03       965,250
 1,075   Coast Hotels & Casinos, Inc................     13.000    12/15/02     1,241,625
 1,550   Grand Casinos, Inc.........................      9.000    10/15/04     1,681,750
 1,130   Hollywood Casino Corp......................     12.750    11/01/03     1,237,350
 1,410   Majestic Star Casino.......................     12.750    05/15/03     1,543,950
                                                                             ------------
                                                                               11,232,250
                                                                             ------------
         LEISURE/ENTERTAINMENT  2.9%
 2,750   Selmer, Inc................................     11.000    05/15/05     3,011,250
 1,185   Viacom International, Inc..................     10.250    09/15/01     1,309,425
                                                                             ------------
                                                                                4,320,675
                                                                             ------------
         MINING, STEEL, IRON & NON-PRECIOUS
         METAL  3.7%
 1,130   Armco, Inc.................................      9.000    09/15/07     1,118,700
 1,130   Kaiser Aluminum & Chemical, Inc............     10.875    10/15/06     1,214,750
 1,700   Renco Metals, Inc..........................     11.500    07/01/03     1,819,000
   350   Renco Steel Holdings, Inc., 144A Private
         Placement (b)..............................     10.875    02/01/05       351,750
   950   WCI Steel, Inc.............................     10.000    12/01/04       973,750
                                                                             ------------
                                                                                5,477,950
                                                                             ------------
         OIL & GAS  8.4%
 1,550   Benton Oil & Gas, Inc......................     11.625    05/01/03     1,646,875
 1,130   Chesapeake Energy, Inc.....................      7.875    03/15/04     1,050,900
   500   Crown Century Petroleum, Inc...............     10.875    02/01/05       528,750
 1,700   Dawson Production Services, Inc............      9.375    02/01/07     1,712,750
 1,507   Giant Industries, Inc......................      9.750    11/15/03     1,574,815
 1,950   Giant Industries, Inc......................      9.000    09/01/07     2,032,875
   550   KCS Energy, Inc............................     11.000    01/15/03       591,250
   600   Petroleum Heat & Power, Inc................     12.250    02/01/05       595,500
 1,000   Pride Petroleum Services, Inc..............      9.375    05/01/07     1,057,500

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                    Description                   Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------
         OIL & GAS (CONTINUED)
$ 850    Universal Compression, Inc., 144A Private
         Placement (a)(b)...........................    0/9.875%   02/15/08  $    539,750
1,000    Wainoco Oil Co., 144A Private Placement
         (b)........................................      9.125    02/15/06     1,007,500
                                                                             ------------
                                                                               12,338,465
                                                                             ------------
         PAPER  0.6%
  850    Doman Industries...........................      9.250    11/15/07       854,250
                                                                             ------------
         PERSONAL & NON-DURABLE  2.6%
1,950    Cole National Group, Inc...................      9.875    12/31/06     2,110,875
1,700    Revlon Consumer Products Corp..............      8.625    02/01/08     1,708,500
                                                                             ------------
                                                                                3,819,375
                                                                             ------------
         PRINTING, PUBLISHING & BROADCASTING  8.3%
  450    CSC Holdings, Inc..........................      8.125    08/15/09       480,375
1,200    CSC Holdings, Inc..........................     10.500    05/15/16     1,413,000
1,400    Fundy Cable Ltd............................     11.000    11/15/05     1,540,000
1,100    Grupo Televisa, Inc........................     11.875    05/15/06     1,226,500
1,130    Helicon Group, Inc.........................     11.000    11/01/03     1,209,100
1,000    International Cabletel, Inc. (a)...........   0/12.750    04/15/05       882,500
  750    International Cabletel, Inc. (a)...........   0/11.500    02/01/06       613,125
1,500    K-III Communications Corp..................     10.250    06/01/04     1,608,750
  700    Northland Cable Television, Inc............     10.250    11/15/07       749,000
1,350    United International Holdings, Inc. (a)....   0/10.750    02/15/08       840,375
  550    Valassis Communications, Inc...............      9.550    12/01/03       618,750
  950    Young Broadcasting, Inc....................     11.750    11/15/04     1,054,500
                                                                             ------------
                                                                               12,235,975
                                                                             ------------
         PRODUCER MANUFACTURING  0.7%
  200    Associated Materials, Inc..................      9.250    03/01/08       204,000
  500    Carpenter W.R., Inc........................     10.625    06/15/07       527,500
  250    Numatics, Inc., 144A Private Placement
         (b)........................................      9.625    04/01/08       253,750
                                                                             ------------
                                                                                  985,250
                                                                             ------------
         RETAIL  3.2%
  200    Big 5 Corp.................................     10.875    11/15/07       206,000
  700    Community Distributors, Inc................     10.250    10/15/04       728,000

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                    Description                   Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------
         RETAIL (CONTINUED)
$ 500    Hosiery Corp. America, Inc. (Including 500
         common stock warrants).....................     13.750%   08/01/02  $    551,250
  825    Musicland Group............................      9.875    03/15/08       820,875
2,090    United Stationers Supply Co................     12.750    05/01/05     2,382,600
                                                                             ------------
                                                                                4,688,725
                                                                             ------------
         TELECOMMUNICATIONS  14.2%
1,200    Capstar Broadcasting Partners (d)..........      9.250    07/01/07     1,260,000
1,625    Centennial Cellular Corp...................      8.875    11/01/01     1,698,125
1,325    Centennial Cellular Corp...................     10.125    05/15/05     1,490,625
  600    Century Communications Corp................          *    03/15/03       408,000
  300    Century Communications Corp................      9.500    03/01/05       325,500
1,300    Century Communications Corp................      8.875    01/15/07     1,381,250
1,500    Echostar Communications Corp. (a)..........   0/12.875    06/01/04     1,466,250
1,100    EZ Communications, Inc.....................      9.750    12/01/05     1,212,750
  825    Fonorola, Inc..............................     12.500    08/15/02       913,688
1,300    Gray Communications Systems, Inc...........     10.625    10/01/06     1,430,000
  700    GST USA, Inc. (a)..........................   0/13.875    12/15/05       568,750
  600    Intermedia Communications of Florida, Inc.
         (Including 600 common stock warrants)......     13.500    06/01/05       705,000
  250    Intermedia Communications, Inc.............      8.875    11/01/07       256,875
1,230    Intermedia Communications, Inc., 144A
         Private Placement (b)......................      8.600    06/01/08     1,248,450
1,100    McLeod USA, Inc............................      9.250    07/15/07     1,144,000
1,650    Pegasus Communications Corp................      9.625    10/15/05     1,699,500
1,300    Pinnacle Holdings, Inc., 144A Private
         Placement (a)(b)...........................   0/10.000    03/15/08       854,750
1,650    Rogers Cantel, Inc. (c)....................      9.375    06/01/08     1,722,187
  950    Teleport Communications Group..............      9.875    07/01/06     1,087,750
                                                                             ------------
                                                                               20,873,450
                                                                             ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                    Description                   Coupon      Maturity  Market Value
-----------------------------------------------------------------------------------------
         TEXTILES  2.9%
$1,350   Dan River, Inc.............................     10.125%   12/15/03  $  1,434,375
 1,230   Pillowtex Corp.............................     10.000    11/15/06     1,319,175
   950   Pillowtex Corp.............................      9.000    12/15/07       978,500
   550   Scoville Fasteners, Inc....................     11.250    11/30/07       567,875
                                                                             ------------
                                                                                4,299,925
                                                                             ------------
         TRANSPORTATION  1.5%
   550   International Shipholding Corp.............      9.000    07/01/03       563,750
 1,700   U.S. Air, Inc..............................      8.625    09/01/98     1,705,508
                                                                             ------------
                                                                                2,269,258
                                                                             ------------
         UTILITIES  3.8%
 2,150   AES Corp...................................     10.250    07/15/06     2,343,500
   400   AES Corp...................................      8.375    08/15/07       405,000
   450   El Paso Electric Co........................      8.250    02/01/03       480,375
 1,050   El Paso Electric Co........................      8.900    02/01/06     1,176,000
   171   Midland Cogeneration Venture...............     10.330    07/23/02       184,437
 1,100   National Energy Group, Inc.................     10.750    11/01/06     1,001,000
                                                                             ------------
                                                                                5,590,312
                                                                             ------------
TOTAL CORPORATE BONDS  92.0%...............................................   135,403,933
                                                                             ------------
GOVERNMENT OBLIGATIONS  1.1%
 1,700   Republic of Korea..........................      8.750    04/15/03     1,610,750
                                                                             ------------
EQUITIES  1.4%
  Hosiery Corp. America, Inc., 144A Private Placement (500 common shares)
  (b)......................................................................        26,250
  Intermedia Communications of Florida, Inc., 144A Private Placement
  (500 common stock warrants) (b)..........................................        95,120
  Time Warner, Inc. (1,692 preferred shares)...............................     1,890,810
  Urohealth Systems, Inc., 144A Private Placement (675 common stock
  warrants) (b)............................................................             7
                                                                             ------------
TOTAL EQUITIES.............................................................     2,012,187
                                                                             ------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                    Description                                              Market Value
-----------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  94.5%
  (Cost $136,642,820)......................................................  $139,026,870
REPURCHASE AGREEMENT  5.5%
  J.P. Morgan Securities (U.S. Treasury Note, $6,084,000 par, 12.375%
  coupon, due 05/15/04, dated 06/30/98, to be sold on 07/01/98 at
  $8,053,230)
  (Cost $8,052,000)........................................................     8,052,000
                                                                             ------------
TOTAL INVESTMENTS  100.0%
  (Cost $144,694,820)......................................................   147,078,870
LIABILITIES IN EXCESS OF OTHER ASSETS  0.0%%...............................        (6,766)
                                                                             ------------
NET ASSETS  100.0%.........................................................  $147,072,104
                                                                             ============

*Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $144,694,820).......................  $147,078,870
Cash........................................................           389
Interest Receivable ........................................     2,934,372
Other.......................................................         2,357
                                                              ------------
      Total Assets..........................................   150,015,988
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,342,685
  Income Distributions--Common and Preferred Shares.........       303,578
  Investment Advisory Fee...................................        90,642
  Affiliates................................................        10,136
Accrued Expenses............................................       107,704
Trustees' Deferred Compensation and Retirement Plans........        89,139
                                                              ------------
      Total Liabilities.....................................     2,943,884
                                                              ------------
NET ASSETS..................................................  $147,072,104
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, 1,000,000 shares
  authorized, 588 shares outstanding with liquidation
  preference of $100,000 per share).........................  $ 58,800,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized,
  13,710,760 shares issued and outstanding).................       137,108
Paid in Surplus.............................................   124,423,989
Net Unrealized Appreciation.................................     2,384,050
Accumulated Undistributed Net Investment Income.............       970,336
Accumulated Net Realized Loss...............................   (39,643,379)
                                                              ------------
      Net Assets Applicable to Common Shares................    88,272,104
                                                              ------------
NET ASSETS..................................................  $147,072,104
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($88,272,104 divided by
  13,710,760
  shares outstanding).......................................  $       6.44
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 6,678,562
Dividends...................................................       86,715
Other.......................................................      322,655
                                                              -----------
    Total Income............................................    7,087,932
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      549,956
Preferred Share Maintenance.................................       91,629
Custody.....................................................       10,690
Trustees' Fees and Expenses.................................        9,427
Legal.......................................................        5,506
Other.......................................................      124,791
                                                              -----------
    Total Expenses..........................................      791,999
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,295,933
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,274,266
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    3,948,231
  End of the Period.........................................    2,384,050
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,564,181)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (289,915)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,006,018
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

  For the Six Months Ended June 30, 1998 and the Year Ended December 31, 1997
                                  (Unaudited)
--------------------------------------------------------------------------------

                                                       Six Months Ended      Year Ended
                                                        June 30, 1998     December 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................      $ 6,295,933       $  12,749,953
Net Realized Gain.....................................        1,274,266           2,448,838
Net Unrealized Depreciation During the Period.........       (1,564,181)           (652,535)
                                                            -----------       -------------
Change in Net Assets from Operations..................        6,006,018          14,546,256
                                                            -----------       -------------
Distributions from Net Investment Income:
  Common Shares.......................................       (4,812,215)         (9,624,454)
  Preferred Shares....................................       (1,621,679)         (3,230,780)
                                                            -----------       -------------
Total Distributions...................................       (6,433,894)        (12,855,234)
                                                            -----------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...         (427,876)          1,691,022
NET ASSETS:
Beginning of the Period...............................      147,499,980         145,808,958
                                                            -----------       -------------
End of the Period (Including accumulated undistributed
  net investment income of $970,336 and $1,108,297,
  respectively).......................................     $147,072,104        $147,499,980
                                                           ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                          Six Months
                                             Ended       -------------------------------------
                                         June 30, 1998    1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)............................    $ 6.469       $6.346    $6.186    $5.623    $6.735
                                            -------      -------   -------   -------   -------
Net Investment Income...................       .459         .930      .946      .982     1.002
Net Realized and Unrealized Gain/Loss...      (.021)        .131      .147      .537     (.975)
                                            -------      -------   -------   -------   -------
Total from Investment Operations........       .438        1.061     1.093     1.519      .027
                                            -------      -------   -------   -------   -------
Less Distributions from Net Investment
  Income:
  Paid to Common Shareholders...........       .351         .702      .702      .702      .954
  Common Share Equivalent of
    Distributions Paid to Preferred
    Shareholders........................       .118         .236      .231      .254      .185
                                            -------      -------   -------   -------   -------
Total Distributions.....................       .469         .938      .933      .956     1.139
                                            -------      -------   -------   -------   -------
Net Asset Value, End of the Period......    $ 6.438       $6.469    $6.346    $6.186    $5.623
                                            =======      =======   =======   =======   =======
Market Price Per Share at End of the
  Period................................    $ 7.000       $7.375    $6.750    $6.375    $5.500
Total Investment Return at Market
  Price (b).............................     (0.45%)*     20.29%    17.34%    29.17%   (23.22%)
Total Return at Net Asset Value (c).....      5.04%*      13.69%    14.86%    23.70%    (2.54%)
Net Assets at End of the Period (In
  millions).............................    $ 147.1       $147.5    $145.8    $143.6    $135.9
Ratio of Expenses to Average Net Assets
  Applicable
  to Common Shares**....................      1.79%        1.76%     1.87%     1.92%     1.96%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d).....................     10.58%       10.90%    11.58%    12.16%    13.31%
Portfolio Turnover......................        43%*        102%       92%      119%      110%
 * Non-Annualized
** Ratio of Expenses to Average Net
   Assets Including Preferred Shares....      1.08%        1.05%     1.11%     1.12%     1.16%

(a) Net Asset Value at January 26, 1989 of $9.300 is adjusted for common and preferred share offering costs of $.198 per share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

N/A = Not Applicable

--------------------------------------------------------------------------------

                                                  January 26, 1989
                                                   (Commencement
Year Ended December 31,                            of Investment
-------------------------------------------        Operations) to
       1993      1992      1991      1990        December 31, 1989
-----------------------------------------------------------------------
       $6.228    $5.924    $4.603    $7.488                  $9.102
       ------    ------    ------    ------                  ------
        1.109     1.206     1.150     1.566                   1.387
         .526      .174     1.282    (2.866)                 (1.653)
       ------    ------    ------    ------                  ------
        1.635     1.380     2.432    (1.300)                  (.266)
       ------    ------    ------    ------                  ------
         .990      .908      .840     1.083                   1.020
         .138      .168      .271      .502                    .328
       ------    ------    ------    ------                  ------
        1.128     1.076     1.111     1.585                   1.348
       ------    ------    ------    ------                  ------
       $6.735    $6.228    $5.924    $4.603                  $7.488
       ======    ======    ======    ======                  ======
       $8.125    $7.250    $6.875    $4.125                  $7.375
       26.12%    18.67%    92.24%   (32.91%)                (17.27%)*
       25.46%    21.36%    48.77%   (26.20%)                (15.58%)*
       $151.1    $144.2    $140.0    $121.9                  $187.7
        1.72%     1.87%     2.51%     2.10%                   1.56%
       14.66%    16.48%    15.86%    17.24%                  13.20%
          99%      109%       78%       57%                     33%*
        1.04%     1.11%     1.42%     1.90%                     N/A

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, consistent with preservation of capital, by investing in a portfolio of medium or lower grade fixed-income securities, or non-rated securities of comparable quality. The Trust commenced investment operations on January 26, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1997, the Trust had an accumulated capital loss carry forward for tax purposes of $40,889,857 which expires between December 31, 1998 and December 31, 2003. Of this amount $18,764,165 will expire in 1998. Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales.

    At June 30, 1998, for federal income tax purposes, cost for long- and short-term investments is $144,694,820 the aggregate gross unrealized appreciation is $3,370,194 and the aggregate gross unrealized depreciation is $986,144, resulting in net unrealized appreciation of $2,384,050.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .75% of the average net assets of the Trust.

    For the six months ended June 30, 1998, the Trust recognized expenses of approximately $4,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended June 30, 1998, the Trust recognized expenses of approximately $24,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $66,058,941 and $56,486,494, respectively.

4. AUCTION MARKET PREFERRED SHARES

The Trust has outstanding 588 shares of Auction Market Preferred Shares ("AMPS") at a liquidation value of $100,000 per share. Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on June 30, 1998, was 5.475%. During the six months ended June 30, 1998, the rates ranged from 5.400% to 5.700%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The AMPS are redeemable at the option of the Trust in whole or in part at a price of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the AMPS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN
The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE
If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW
You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
         2800 Post Oak Blvd., Houston, TX 77056, Attn: Closed-End Funds

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                 VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.